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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of the earliest event reported) November 6, 2003

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                           IRIS INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                     #333-110826              95-2579751
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


                                9172 Eton Avenue
                          Chatsworth, California 91311
               (Address of principal executive offices) (Zip Code)

                                (818) 709-1244
              (Registrant's telephone number, including area code)



                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
         (Former name or former address, if changed since last report)








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Item 7.  Financial Statements and Exhibits.

      (c) Exhibits

   Exhibit Number             Description
   --------------             -----------

         99.1       Press Release dated December 18, 2003.

Item 9.  Regulation FD Disclosure.

      On December 18, 2003, the registrant issued a press release announcing its change in name from "International Remote Imaging Systems, Inc." to "IRIS International, Inc." A copy is this press release is attached hereto as Exhibit
99.1 to this report and is incorporated herein by this reference. The change was accomplished under Section 253 of the General Corporation Law of the State of Delaware by the merger of a wholly owned subsidiary into the registrant. The registrant was the surviving corporation and, pursuant to the merger, its name was changed to "IRIS International, Inc." The registrant's common stock will continue to trade on the American Stock Exchange under the symbol "IRI", and beginning on December 18, 2003 has been assigned the CUSIP number 46270W105.

      The  information in Item 9 of this Current Report on Form 8-K, and Exhibit
99.1 thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. That information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 2003              IRIS INTERNATIONAL, INC.


                                      By:  /s/ Cesar Garcia
                                           ______________________________
                                           Cesar Garcia,
                                           Chief Executive Officer














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                                  EXHIBIT INDEX

   Exhibit Number             Description
   --------------             -----------

      99.1              Press Release dated December 18, 2003.






















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